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                                                                    EXHIBIT 23.1

                             CONSENT OF INDEPENDENT
                        REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to use in this Registration Statement of Patriot National Bancorp, Inc. on Form SB-2 of our report, dated March 3, 2005, appearing in the Prospectus, which is a part of this Registration Statement.

We also consent to the reference to our firm under the caption "Experts" in such Prospectus.


/S/ McGladrey & Pullen, LLP

New Haven, Connecticut
April 25, 2005